SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 22, 1997


                               Perceptron, Inc.
            (Exact Name of registrant as specified in its charter)

                                   Michigan
                (State or other jurisdiction of incorporation)


           0-20206                          38-2381442
(Commission File Number)         (IRS Employer Identification No.)


                              47827 Halyard Drive
                           Plymouth, Michigan  48170
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (313) 414-6100


                             23855 Research Drive
                    Farmington Hills, Michigan  48335-2643

         (Former name or former address, if changed since last report)

Item 5.  Other Events

         Perceptron, Inc. ("Perceptron, Inc.") recently announced its revenues and bookings for the quarter and year ended December 31, 1996, a non-cash charge to earnings for the years ended December 31, 1996 and 1995 to reflect adjustments in its methods of accounting for stock options, its statements of income for the quarters and years ended December 31, 1996 and 1995 (as restated), its balance sheets for the years ended December 31, 1996 and 1995 (as restated) and its statements of income for the nine months ended September 30, 1996 (as restated) and 1995. The press releases announcing these matters are attached as Exhibit 99(a) and 99(b).

Item 7.  Exhibits.

         99(a) - Press Release issued January 22, 1997

         99(b) - Press Release issued February 4, 1997


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 10, 1997


PERCEPTRON, INC.


By:  /S/ Alfred A. Pease
     ---------------------------
     Alfred A. Pease
     President and Chief
       Executive Officer


                               INDEX TO EXHIBIT

         99(a)   Press Release issued January 22, 1997

         99(b)   Press Release issued February 4, 1997